Exhibit 99.1

Lantronix Provides Revenue Guidance for Fiscal 2020 Fourth Quarter, to Announce Full Results on September 10, 2020

IRVINE, Calif., August 6, 2020 — Lantronix, Inc. (the “Company”) (Nasdaq: LTRX), a global provider of secure data access and management solutions for the industrial Internet of Things (IoT), today announced it will release financial results for its fiscal 2020 fourth quarter ended June 30, 2020, on September 10, 2020, after the close of the market.

Revised Business Outlook

For the fourth quarter of fiscal 2020, Lantronix expects to report net revenues of $17.1 to $17.6 million, up 4% to 7% sequentially, and up 68% to 73% year over year. The company further expects that GAAP and non-GAAP earnings will grow sequentially from the third quarter of fiscal 2020 and reports that cash grew sequentially to $7.7 million. Due to difficulties in forecasting as a result of supply chain disruptions related to the COVID-19 pandemic, management had previously guided for sequential revenue and earnings growth for the fourth quarter of fiscal 2020, with no further specificity.

“We continue to work through supply chain disruptions and expect to deliver strong sequential and year over year revenue growth in our fourth fiscal quarter results,” stated Paul Pickle, president and CEO of Lantronix. “While COVID-19-related supply chain disruptions create some challenges in our ability to forecast in the near term, the surge in remote management demand and expanding engagements in work-from-home initiatives with multiple manufacturers leave us with an improving outlook for fiscal 2021.”

Management will host an investor conference call and audio webcast at 2:00 p.m. Pacific Time (5:00 p.m. Eastern Time) on September 10, 2020. To access the live conference call, investors should dial 1-844-802-2442 (US) or 1-412-317-5135 (international) and indicate that they are participating in the Lantronix Q4 FY 2020 call. The webcast will be available simultaneously via the investor relations section of the Company’s website at www.lantronix.com.

Investors can access a replay of the conference call starting at approximately 7:00 p.m. Pacific Time on September 10, 2020, at www.lantronix.com. A telephonic replay will also be available through September 17, 2020, by dialing 1-877-344-7529 (US) or 1-412-317-0088 (international) or Canada Toll-Free 855-669-9658 and entering passcode 10146169.

About Lantronix

Lantronix, Inc. is a global provider of engineering services, hardware, and software solutions for Edge Computing, the Internet of Things (IoT), and Out-of-Band Management (OOBM). Lantronix enables its customers to provide reliable and secure IoT Intelligent Edge and OOBM solutions while accelerating time to market. Lantronix’s products and services dramatically simplify the creation, development, deployment, and management of IoT projects while providing quality, reliability and security across hardware, software, and solutions.

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With three decades of proven experience in creating robust IoT technologies and OOBM solutions, Lantronix is an innovator in enabling its customers to build new business models, leverage greater efficiencies and realize the possibilities of the Internet of Things. Lantronix’s solutions are deployed inside millions of machines at data centers, offices, and remote sites serving a wide range of industries, including energy, agriculture, medical, security, manufacturing, distribution, transportation, retail, financial, environmental and government.

Lantronix is headquartered in Irvine, Calif. For more information, visit www.lantronix.com.

Learn more at the Lantronix blog, www.lantronix.com/blog, featuring industry discussion and updates. To follow Lantronix on Twitter, please visit www.twitter.com/Lantronix. View our video library on YouTube at www.youtube.com/user/LantronixInc or connect with us on LinkedIn at www.linkedin.com/company/lantronix.

Discussion of Non-GAAP Financial Measures

Lantronix believes that the presentation of non-GAAP financial information, when presented in conjunction with the corresponding GAAP measures, provides important supplemental information to management and investors regarding financial and business trends relating to the company’s financial condition and results of operations. Management uses the aforementioned non-GAAP measures to monitor and evaluate ongoing operating results and trends to gain an understanding of our comparative operating performance. The non-GAAP financial measures disclosed by the company should not be considered a substitute for, or superior to, financial measures calculated in accordance with GAAP, and the financial results calculated in accordance with GAAP and reconciliations of the non-GAAP financial measures to the financial measures calculated in accordance with GAAP should be carefully evaluated. The non-GAAP financial measures used by the company may be calculated differently from, and therefore may not be comparable to, similarly titled measures used by other companies. The company has provided reconciliations of the non-GAAP financial measures to the most directly comparable GAAP financial measures.

Non-GAAP net income (loss) consists of net income (loss) excluding (i) share-based compensation and the employer portion of withholding taxes on stock grants, (ii) depreciation and amortization, (iii) interest income (expense), (iv) other income (expense), (v) income tax provision (benefit), (vi) severance and restructuring charges, (vii) acquisition related costs, (viii) impairment of long-lived assets, (viiii) amortization of purchased intangibles, and (x) amortization of manufacturing profit in acquired inventory.

Non-GAAP net income (loss) per share is calculated by dividing non-GAAP net income (loss) by non-GAAP weighted-average shares outstanding (diluted). For purposes of calculating non-GAAP net income (loss) per share, the calculation of GAAP weighted-average shares outstanding (diluted) is adjusted to exclude share-based compensation, which for GAAP purposes is treated as proceeds assumed to be used to repurchase shares under the GAAP treasury stock method.

Guidance on earnings per share growth is provided only on a non-GAAP basis due to the inherent difficulty of forecasting the timing or amount of certain items that have been excluded from the forward-looking non-GAAP measures, and a reconciliation to the comparable GAAP guidance has not been provided because certain factors that are materially significant to Lantronix’s ability to estimate the excluded items are not accessible or estimable on a forward-looking basis without unreasonable effort.

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Forward-Looking Statements

This news release contains forward-looking statements, including statements concerning our revenue and earnings guidance for the fourth quarter of fiscal 2020, the short- and long-term impact of COVID-19 on our business, and the expected benefits of our video conferencing and IoT management solutions to our business and financial results. These forward-looking statements are intended to qualify for the safe harbor from liability established by the Private Securities Litigation Reform Act of 1995. We have based our forward-looking statements on our current expectations and projections about trends affecting our business and industry and other future events. Although we do not make forward-looking statements unless we believe we have a reasonable basis for doing so, we cannot guarantee their accuracy. Forward-looking statements are subject to substantial risks and uncertainties that could cause our results or experiences, or future business, financial condition, results of operations or performance, to differ materially from our historical results or those expressed or implied in any forward-looking statement contained in this news release. The guidance for our fourth quarter of fiscal 2020 included in this press release represent the most current information available to management. Our actual results when disclosed in our Form 10-K may differ from these preliminary results as a result of the completion of our financial closing procedures; final adjustments; completion of the review by our independent registered accounting firm; and other developments that may arise between now and the disclosure of the final results. Other factors which could have a material adverse effect on our operations and future prospects or which could cause actual results to differ materially from our expectations include, but are not limited to: the impact of COVID-19 and the measures to reduce its spread on our employees, supply and distribution chains, the global economy and our financial condition and liquidity; the effects of negative or worsening regional and worldwide economic conditions or market instability on our business, including effects on purchasing decisions by our customers; our ability to continue to generate revenue from products sold into mature markets; our ability to develop, market, and sell new products; our ability to succeed with our new software offerings; fluctuations in our revenue due to the project-based timing of orders from certain customers; unpredictable timing of our revenues due to the lengthy sales cycle for our products and services and potential delays in customer completion of projects; our ability to accurately forecast future demand for our products; delays in qualifying revisions of existing products; constraints or delays in the supply of, or quality control issues with, certain materials or components; difficulties associated with the delivery, quality or cost of our products from our contract manufacturers or suppliers; risks related to the outsourcing of manufacturing and international operations; difficulties associated with our distributors or resellers; intense competition in our industry and resultant downward price pressure; rises in inventory levels and inventory obsolescence; undetected software or hardware errors or defects in our products; cybersecurity risks; our ability to obtain appropriate industry certifications or approvals from governmental regulatory bodies; changes in applicable U.S. and foreign government laws, regulations, and tariffs; our ability to successfully implement our acquisitions strategy or integrate acquired companies; uncertainty as to the future profitability of acquired businesses, and delays in the realization of, or the failure to realize, any accretion from acquisition transactions; acquiring, managing and integrating new operations, businesses or assets, and the associated diversion of management attention or other related costs or difficulties; our ability to protect patents and other proprietary rights and avoid infringement of others’ proprietary technology rights; the level of our indebtedness, our ability to service our indebtedness and the restrictions in our debt agreements; our ability to attract and retain qualified management; and any additional factors included in our Annual Report on Form 10-K for the fiscal year ended June 30, 2019, filed with the Securities and Exchange Commission (the “SEC”) on September 11, 2019, including in the section entitled “Risk Factors” in Item 1A of Part I of such report, as well as in the section entitled “Risk Factors” in Item 1A of Part II of our Quarterly Report on Form 10-Q for the fiscal quarter ended March 31, 2020, filed with the SEC on May 15, 2020 and in our other public filings with the SEC. In addition, actual results may differ as a result of additional risks and uncertainties of which we are currently unaware or which we do not currently view as material to our business. For these reasons, investors are cautioned not to place undue reliance on any forward-looking statements. The forward-looking statements we make speak only as of the date on which they are made. We expressly disclaim any intent or obligation to update any forward-looking statements after the date hereof to conform such statements to actual results or to changes in our opinions or expectations, except as required by applicable law or the rules of the Nasdaq Stock Market[] LLC. If we do update or correct any forward-looking statements, investors should not conclude that we will make additional updates or corrections.

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Lantronix Media Contact: Gail Kathryn Miller Corporate Marketing & Communications Manager media@lantronix.com 949-453-7158	Lantronix Analyst and Investor Contact: Jeremy Whitaker Chief Financial Officer investors@lantronix.com 949-450-7241

Lantronix Sales:

sales@lantronix.com

Americas +1 (800) 422-7055 (US and Canada) or +1 949-453-3990

Europe, Middle East and Africa +31 (0)76 52 36 744

Asia Pacific + 852 3955-0218

China + 86 21-6237-8868

Japan +81 (0) 50-1354-6201

India +91 994-551-2488

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